                                                                     EXHIBIT 4.1

     -------------                                                              -------------
     -------------                                                              -------------
     COMMON SHARES                                                              COMMON SHARES

     -------------                                                              -------------
        NUMBER                                                                     SHARES
     -------------                                                              -------------
         NUA-
     -------------                                                              -------------

                                    [Nuance Communications Logo]


                                                                                SEE REVERSE FOR STATEMENTS RELATING
                                                                                      TO RIGHTS, PREFERENCES,
                                                                                    PRIVILEGES AND RESTRICTIONS
                                                                                        CUSIP 669967 10 1
                                                                                SEE REVERSE FOR CERTAIN DEFINITION

                                INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

          This Certifies That




          is the record holder of


      FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE
                             OF $0.001 PER SHARE,
     -------------------------                      ----------------------
     -------------------------Nuance Communications Inc.------------------
     -------------------------                      ----------------------

     transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
          In WITNESS whereof, the Corporation has caused this Certificate to be executed and attested to by the manual or facsimile signatures of its duly authorized officers, under a facsimile of its corporate seal to be affixed hereto.

                                               COUNTERSIGNED AND REGISTERED
                                  CHASEMELLON SHAREHOLDERS SERVICES, L.L.C.
                                                             TRANSFER AGENT
                                                              AND REGISTRAR

                                             By

                                                      AUTHORIZED SIGNATURE

       Dated
                                    [SEAL]

        /s/ Brian Danella                               /s/ Ronald Croen
            Vice President,                                 PRESIDENT and CEO
            General Counsel
            and Secretary

     The Corporation is authorized to issue two classes of stock, Common Stock and Preferred Stock. The Board of Directors of the Corporation has the authority to fix the number of shares and the designation of any series of Preferred stock and to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any unissued series of Preferred Stock.

     A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM __ as tenants in common                                           UNIF GIFT MIN ACT __..............Custodian ..............
TEN ENT __ as tenants by the entireties                                                          (Cust)                 (Minor)
JT TEN  __ as joint tenants with right of                                                     under Uniform Gifts to Minors
           survivorship and not as tenants                                                    Act ..................................
           in common                                                                                        (State)
                                                                          UNIF TRF MIN ACT __..........Custodian (until age........)
                                                                                               (Cust)
                                                                                             ................under Uniform Transfers
                                                                                                (Minor)
                                                                                             to Minors Age..........................
                                                                                                                 (State)


        Additional abbreviations may also be used though not in the above ???

   FOR VALUE RECEIVED, ___________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

_______________________________________________________________________________
      (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________________

                                      X _______________________________________

                                      X _______________________________________
                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAMES(S) AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OF ANY CHANGE WHATEVER.

Signature(s) Guaranteed






By ________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17A ?????

     THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN ARTHROCARE CORPORATION AND NORWEST BANK MINNESOTA, N.A., AS THE RIGHTS AGENT, DATED AS OF NOVEMBER 14, 1996, (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF ARTHROCARE CORPORATION. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. ARTHROCARE CORPORATION WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED BY ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE